---------------------------------------------------

DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Frederick B. Whittemore                     VICE PRESIDENT
 VICE-CHAIRMAN OF THE BOARD                 Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.   SECRETARY
  Incorporated                              Karl O. Hartmann
Warren J. Olsen                             ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                      James R. Rooney
  Principal, Morgan Stanley Asset           TREASURER
  Management Inc. and Morgan Stanley & Co.  Joanna M. Haigney
  Incorporated                              ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           EUROPEAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the European Equity Portfolio is to seek long-term capital growth through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
------------------------------------------------

                                           TOTAL RETURNS(2)
                                  -----------------------------------
                                                            AVERAGE
                                                            ANNUAL
                                                             SINCE
                                     YTD      ONE YEAR     INCEPTION
                                  ---------  -----------  -----------
PORTFOLIO--CLASS A..............      12.01%      11.71%       18.17%
PORTFOLIO--CLASS B(3)...........      10.76      N/A          N/A
INDEX...........................      10.50       14.27        15.75

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 12.01% for the Class A shares and 10.76% for the Class B shares as compared to a total return of 10.50% for the Morgan Stanley Capital International (MSCI) Europe Index. The average annual total return for the twelve months ended September 30, 1996 and for the period from inception on April 2, 1993 through September 30, 1996 was 11.71% and 18.17%, respectively, for the Class A shares as compared to 14.27% and 15.75%, respectively, for the Index.

In the first six months of 1996 we witnessed a change in the European investment environment from that seen in 1995. One of the most prominent changes has been the weakness of most European currencies against the U.S. dollar following an extended period of strength. This currency weakness has enabled European companies to be more competitive in international markets and has led to earnings upgrades in several stocks. Another noticeable trend over the first nine months of the year has been the strength of smaller stocks relative to large cap.

Following a sluggish start to the year, the news on economic activity has been largely positive during the third quarter. In Germany, the most recent GDP numbers show that the economy has bounced back far more quickly than economists had expected. The revival has been led by the export sector, however, consumer demand is surprisingly strong. The construction sector has shown a particularly strong recovery following a slump during the cold winter. A similar story can be found in the Netherlands where GDP rose by an annualized rate of over 5% in the second quarter and economists believe that the Dutch economy will be one of the fastest growing in the second half of the year. Unemployment has declined in this market from over 7% at the beginning of the year to 6.5%. Other markets, including France and Switzerland, have not shown a similar pick up in growth, however, the environment is continuing to improve.

This year the Portfolio's outperformance has benefited from our overweight position in both cyclicals and small caps. Looking at the individual countries, we have been helped by the overweight positions in the Netherlands and Spain while value stock in Germany have also shown above average returns.

In recent months we have added the following stocks to the Portfolio.

British Telecom is one of the world's leading providers of telecommunication services. BT offers a full range of telephone services to a domestic and international client base. BT is concentrating on expanding its international activities to offset an increasingly competitive domestic market.

Southern Electric is a Regional Electricity Company (REC) which distributes electricity principally in central southern England. It also has interests in electricity generation and electrical and utility contracting. The company is currently suffering from market concerns on what it will do with its strong balance sheet and the size of likely windfall taxes to be imposed by a potential Labour government. A satisfactory outcome for both of these concerns should lead to a re-rating of the stock.

SGS Thomson is a semiconductor company that has over the years been migrating its product mix to proprietary products and lessening its exposure to commodity products, with the consequence that it has no exposure to the heavily commoditized DRAM chips that are responsible for the bulk of the volatility in semiconductor markets. The company does now appear to have genuine defensible positions in its product line and has an admirable record in terms of growth in both top line earnings and profits.

Usinor is the largest producer of flat and specialty steel products in Europe and the second largest producer of stainless steel in the world. The company has been realigning its activities over the past few years away from the commodity, spot market end of the business to more stable higher value-added businesses, and has attempted to move further downstream in distribution and finishing.

Marzotto is an Italian textile and clothing group active in yarns, fabrics and apparel. Marzotto acquired the Hugo Boss group in 1992, which it has subsequently managed to turn around by restoring the brand and subcontracting the manufacturing process. Marzotto's own apparel division is currently generating poor levels of profitability but with the appointment as CEO of one of the people responsible for the Hugo Boss transformation, we expect it to be restored to an adequate level of profitability.

KLM is the Dutch national airline operating the youngest fleet in Europe with an average age of only seven years. They were one of the first European airlines to realize the need to restructure the group and reduce costs to remain positive. KLM is studying possibilities of cooperation with SAS, Swissair and Austrian Airlines; if this resulted in a merger, it would create the world's largest airline in terms of turnover and balance sheet. The Dutch and U.S. authorities have recently signed an 'open skies' deal allowing carriers to fly to all destinations in each country. This will allow KLM to strengthen their trans-Atlantic position while traffic will increase on short-haul flights from Amsterdam. KLM is one of the cheapest stocks in the sector trading at a 40% discount to book value and a price/cashflow of 2.2x.

Svenska   Handelsbanken  is  consistently  the   most  cost  efficient  bank  in
Continental Europe while at the same time has managed to post improvements in its cost/ income ratio, in spite of being a full service universal bank with a large branch network and a foreign expansion program. The bank is managing to show significant top-line growth in a scenario of a very mature and stagnant Swedish lending market, and now has sizable retail operations in both Finland and Norway (both the result of acquisitions).

Uni Storebrand is the market leader in Norway in both life and non life insurance. Following a period of attempted international expansion which nearly bankrupted the company, Storebrand is now concentrated on direct insurance in Norway. Life insurance should see quite robust growth in the forecast period due to the demographics facing Norway as with the rest of Europe, although forecast growth rates for this market are at present clouded by lack of a clear government policy regarding private sector savings in Norway.

Robert Sargent
PORTFOLIO MANAGER
October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                   VALUE
     SHARES                                        (000)
-----------                                      ---------
COMMON STOCKS (88.1%)
  AUSTRIA (0.7%)
     13,800   Boehler-Uddeholm AG                $   1,102
                                                 ---------
  BELGIUM (1.8%)
     12,500   Arbed S.A.                             1,460
     13,000   Delhaize Freres et Cie, 'Le Lion'
               S.A.                                    720
     15,000   G.I.B. Holdings Ltd.                     622
         55   G.I.B. Holdings Ltd. VVPR (New)            2
                                                 ---------
                                                     2,804
                                                 ---------
  DENMARK (1.7%)
      6,300   Jyske Bank A/S (Registered)              441
     45,200   Unidanmark A/S, Class A
               (Registered)                          2,159
                                                 ---------
                                                     2,600
                                                 ---------
  FINLAND (3.2%)
     98,000   Amer-Yhtymae Oy, Class A               2,209
     50,000   Huhtamaki Oy, Class I                  1,882
     20,000   Nokia AB Oy, Class A                     893
                                                 ---------
                                                     4,984
                                                 ---------
  FRANCE (13.8%)
     54,464   Banque Nationale de Paris              2,063
      3,654   Bongrain S.A.                          1,664
     17,526   Cie de Saint Gobain                    2,376
     20,000   Elf Aquitaine S.A.                     1,564
     13,500   Eridania Beghin-Say S.A.               2,084
      6,000   Groupe Danone                            876
     39,711   Lafarge Coppee S.A.                    2,342
     33,805   Legris Industries S.A.                 1,283
     19,400   PSA Peugeot Citroen S.A.               2,138
      5,250   SGS-Thomson Microelectronics N.V.        255
     46,425   Thomson CSF                            1,375
     24,100   Total S.A., Class B                    1,897
    104,000   Usinor Sacilor                         1,605
                                                 ---------
                                                    21,522
                                                 ---------
  GERMANY (8.2%)
    100,000   BASF AG                                3,118
     60,000   Bayer AG                               2,190
     62,750   Gerresheimer Glas AG                   1,283
      4,900   Karstadt AG                            1,685
      2,850   Mannesmann AG                          1,068
      5,000   Varta AG                                 932
     25,000   Veba AG                                1,309
      3,000   Volkswagen AG                          1,116
                                                 ---------
                                                    12,701
                                                 ---------

                                                   VALUE
     SHARES                                        (000)
-----------                                      ---------

  ITALY (6.8%)
    518,000   Editoriale L'Expresso S.p.A.       $   1,362
    195,846   Impregilo S.p.A.                         165
    134,550   Marzotto (Gaetano) & Figli S.p.A.        773
  2,738,000   Olivetti S.p.A.                        1,003
    782,700   Sogefi S.p.A.                          1,601
    660,000   Stet Di Risp (NCS)                     1,786
    811,000   Telecom Italia S.p.A.                  1,803
    700,000   Telecom Italia S.p.A. Di Risp
               (NCS)                                 1,290
    316,400   Unicem Di Risp (NCS)                     831
                                                 ---------
                                                    10,614
                                                 ---------
  NETHERLANDS (10.5%)
     30,891   ABN Amro Holdings N.V.                 1,712
     16,000   Akzo Nobel N.V.                        1,939
      9,000   DSM N.V.                                 883
      8,957   Hollandsche Beton Groep N.V.           1,622
     51,710   ING Groep N.V.                         1,613
     53,567   KLM Royal Dutch Airlines N.V.          1,433
     18,200   Koninklijke Bijenkorf Beheer N.V.      1,403
     42,300   Koninklijke PTT Nederland N.V.         1,455
     36,000   Koninklijke Van Ommeren N.V.           1,409
     78,400   Philips Electronics N.V.               2,830
                                                 ---------
                                                    16,299
                                                 ---------
  NORWAY (2.2%)
    568,000   Den Norske Bank ASA                    1,808
     51,000   Saga Petroleum A/S, Class B              749
    175,300   Storebrand ASA                           946
                                                 ---------
                                                     3,503
                                                 ---------
  SPAIN (7.4%)
     11,518   Bodegas y Bebidas S.A.                   270
    200,000   Grupo Duro Felguera S.A.                 939
    185,300   Iberdrola S.A.                         1,796
     64,000   Repsol S.A.                            2,103
    174,000   Sevillana de Electricidad S.A.         1,484
    158,000   Telefonica de Espana S.A.              2,934
    228,700   Uralita S.A.                           1,959
                                                 ---------
                                                    11,485
                                                 ---------
  SWEDEN (4.9%)
     11,000   Electrolux AB, Series B                  618
    111,000   Nordbanken AS                          2,847
     48,400   Skandia Forsakrings AB                 1,340
     67,000   S.K.F. AB, Class B                     1,612
     54,900   Sparbanken Sverige AB, Class A           795
     16,700   Svenska Handelsbanken, Class A           411
                                                 ---------
                                                     7,623
                                                 ---------
  SWITZERLAND (13.3%)
      2,440   Ascom Holdings AG (Bearer)             2,528

                                                   VALUE
     SHARES                                        (000)
-----------                                      ---------
  SWITZERLAND  (CONTINUED)
      1,080   Bobst AG (Bearer)                  $   1,403
        700   Ciba-Geigy AG (Bearer)                   891
        950   Ciba-Geigy AG (Registered)             1,214
      6,100   Forbo Holding AG (Registered)          2,285
      2,850   Holderbank Financiere Glaris AG,
               Class B (Bearer)                      2,067
      4,000   Magazine Globus (Participating
               Certificates)                         2,024
        600   Magazine Globus (Registered)             340
      2,000   Nestle S.A. (Registered)               2,228
     20,300   Oerlikon-Buehrle Holding AG
               (Registered)                          2,043
        600   Schindler Holding AG
               (Participating Certificates)            586
      1,360   Schweizerische Industrie-
               Gesellschaft Holdings
               (Registered)                          1,593
      1,800   Sulzer AG (Participating
               Certificates)                           971
        830   Sulzer AG (Registered)                   487
                                                 ---------
                                                    20,660
                                                 ---------
  UNITED KINGDOM (13.6%)
    207,000   Associated British Foods plc           1,325
     20,000   Bass plc                                 244
    320,000   BAT Industries plc                     2,134
    300,000   British Telecommunications plc         1,674
    384,300   Calor Group plc                        1,624
    450,000   Christian Salvesen plc                 2,254
    341,000   Courtaulds Textiles plc                1,510
    192,874   John Mowlem & Co. plc                    284
    143,700   Kwik Save Group plc                      695
     98,100   Railtrack Group plc PP                   462
    215,058   Reckitt & Colman plc                   2,410
    293,940   Royal & Sun Alliance Insurance
               Group plc                             1,863
    292,758   Tate & Lyle plc                        2,142
     67,800   Unilever plc                           1,450
    300,000   WPP Group plc                          1,101
                                                 ---------
                                                    21,172
                                                 ---------
TOTAL COMMON STOCKS (Cost $124,894)                137,069
                                                 ---------
PREFERRED STOCKS (3.4%)
  GERMANY (3.4%)
      7,163   Dyckerhoff AG                          1,581
     19,130   Hornbach Holding AG                    1,376
     25,000   RWE AG                                   757
     60,000   Spar Handels AG                          743
      3,200   Volkswagen AG                            895
                                                 ---------
TOTAL PREFERRED STOCKS (Cost $4,868)                 5,352
                                                 ---------
TOTAL FOREIGN SECURITIES (91.5%) (Cost
$129,762)                                          142,421
                                                 ---------

   FACE
  AMOUNT                                           VALUE
   (000)                                           (000)
-----------                                      ---------
SHORT-TERM INVESTMENT (7.6%)
  REPURCHASE AGREEMENT (7.6%)
$    11,886   Chase Securities, Inc. 5.40%,
               dated 9/30/96, due 10/01/96, to
               be repurchased at $11,888,
               collateralized by $9,685 U.S.
               Treasury Bonds, 9.25%, due
               2/15/16, valued at $11,946 (Cost
               $11,886)                          $  11,886
                                                 ---------

FOREIGN CURRENCY (1.4%)
    GBP 194   British Pound                            304
 DEM  2,795   Deutsche Mark                          1,831
    FRF 170   French Franc                              33
    ITL 281   Italian Lira                              --
     NLG 33   Netherlands Guilder                       19
      NOK 3   Norwegian Krone                           --
  ESP 3,466   Spanish Peseta                            27
                                                 ---------
TOTAL FOREIGN CURRENCY (Cost $2,274)                 2,214
                                                 ---------
TOTAL INVESTMENTS (100.5%) (Cost $143,922)         156,521
                                                 ---------
OTHER ASSETS AND LIABILITIES (-0.5%)
 Other Assets                                       15,476
 Liabilities                                       (16,325)
                                                 ---------
                                                      (849)
                                                 ---------
NET ASSETS (100%)                                $ 155,672
                                                 ---------
                                                 ---------
CLASS A:
  NET ASSETS                                      $153,387
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 9,866,232 outstanding $0.001 par
    value shares (authorized 500,000,000
shares)                                             $15.55
                                                 ---------
                                                 ---------
CLASS B:
  NET ASSETS                                        $2,285
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 147,206 outstanding $0.001 par
    value shares (authorized 500,000,000
shares)                                             $15.52
                                                 ---------
                                                 ---------

----------------------------------
NCS -- Non Convertible Shares
PP -- Partially Paid